                                                                    EXHIBIT 99.1

                                SPRINT SITES USA,
             A COMPONENT OF SPRINT CORPORATION AND ITS SUBSIDIARIES
              STATEMENT OF REVENUE AND CERTAIN EXPENSES (UNAUDITED)
                             (dollars in thousands)

                                                              Three Months
                                                            Ended March 31,
                                                                  2005
                                                          -------------------

REVENUES
   Lease revenues                                             $     26,598
   Other service revenues                                            2,319
                                                              ------------
   Total revenues                                                   28,917

CERTAIN  EXPENSES
   Lease expense                                                    27,892
   Property taxes                                                    4,298
   Maintenance and repairs                                           2,299
   Selling, general and administrative                               2,071
                                                              ------------

   Total certain expenses                                           36,560
                                                              ------------
CERTAIN EXPENSES IN EXCESS OF REVENUE                         $    (7,643)
                                                              ============

      See accompanying Notes to Statement of Revenue and Certain Expenses.

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                                SPRINT SITES USA,
             A COMPONENT OF SPRINT CORPORATION AND ITS SUBSIDIARIES

         NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES (UNAUDITED)

         Certain information and footnote disclosures normally included in audited Statement of Revenues and Certain Expenses prepared according to accounting principles generally accepted in the United States have been condensed or omitted. As a result, you should read these financial statements along with Sprint Sites USA's audited Statement of Revenue and Certain Expenses.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

OPERATIONS AND BASIS OF PRESENTATION

         The financial statements include the operations of certain wireless communications towers owned by certain subsidiaries of Sprint Corporation
(together with its subsidiaries, "Sprint") in connection with its PCS wireless telephony products and services business ("Sprint PCS"). These towers represent those to be leased by Global Signal Inc. as described in the next paragraph.
These communications towers are located on real property primarily leased from a variety of third party individual and commercial landlords. For the purposes of these financial statements, Sprint's investment in these towers, and the associated operations, including leasing activities with landlords, maintenance of the communications towers, and the marketing and leasing of available tower capacity on the communications towers to other wireless service providers, are collectively referred to as Sprint Sites USA ("SSUSA"). SSUSA is not a legal entity.

         On February 14, 2005, a definitive agreement was reached by Sprint and
Global Signal Inc. under which Global Signal Inc. will have exclusive rights to lease and operate approximately 6,600 sites which are included in this Statement of Revenue and Certain Expenses. Under the terms of the transaction, which was consummated on May 26, 2005, Global Signal Inc. will also take over the existing collocation arrangements with tenants who lease space on the towers. Sprint has committed to sublease space on the towers from Global Signal Inc. for a minimum of 10 years. The agreement and this Statement of Revenue and Certain Expenses exclude certain other Sprint-owned wireless sites and related assets that are not subject to the agreement.

         The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange
Commission. The statement, which encompasses the towers and agreements to be leased to Global Signal Inc., is not representative of the actual operations of
SSUSA for the period presented or indicative of future operations of SSUSA as no revenue for Sprint PCS' occupation of tower space has been included, as discussed below in Revenue Recognition. Additionally, certain expenses, primarily consisting of certain selling, general and administrative expenses, interest expense, depreciation and amortization have been excluded.

         The financial statements of SSUSA are prepared using accounting principles generally accepted in the United States. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

REVENUE RECOGNITION

         SSUSA recognizes revenues, which consist primarily of collocation leasing revenues, as services are rendered to non-affiliate customers. No revenue has been recognized by SSUSA in conjunction with Sprint PCS' occupation of tower space. Escalation clauses, excluding those tied to the Consumer Price
Index (CPI), and other incentives present in the lease agreements with SSUSA's customers are recognized on the straight-line basis over the current term of the lease excluding renewal periods exercisable at the option of the tenant. Amounts received prior to being earned are deferred until such time as the earnings process is complete.

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         SSUSA recognizes other revenue, including application fees, which are deferred and amortized over five years, and fee-based service revenue, as services are rendered.

LEASE EXPENSE

         SSUSA recognizes lease expense, primarily on ground leases, as incurred. Escalation clauses, excluding those tied to the CPI, present in the lease agreements between SSUSA and the lessors are recognized using a straight-line basis including renewal option periods that are reasonably assured. Expense recognized in advance of required payments is accrued as a liability.

         Certain ground leases contain provisions which require SSUSA to pay the landlord a certain percentage or fixed amount of revenues earned from tenants added subsequent to the anchor tenant. This amounted to approximately 12% of total lease expense for the three months ended March 31, 2005, in the accompanying Statement of Revenue and Certain Expenses.

MAJOR CUSTOMERS

         SSUSA has ten customers that generated an aggregate of approximately
90% of revenues in the three months ended March 31, 2005, including five customers that each generated more than 10% of revenues. This information is summarized in the table below for the three months ended March 31, 2005:

         PERCENT OF REVENUES BY CUSTOMERS

             Customer A                                       20%
             Customer B                                       19%
             Customer C                                       19%
             Customer D                                       13%
             Customer E                                       11%

2. RELATED PARTY TRANSACTIONS AND ALLOCATIONS

         Sprint PCS is the anchor tenant occupying space on many of the towers operated by SSUSA during the three months ended March 31, 2005. No revenue has been recognized in conjunction with Sprint PCS' occupation of tower space as no formal contract exists between SSUSA and Sprint PCS.

         SSUSA was dependent upon Sprint to fund its operations until May 26,
2005, the date the transaction with Global Signal Inc. was completed.

         Sprint does not file separate property tax returns for the SSUSA property and equipment. For purposes of these financial statements, property taxes were determined by applying the property tax rates applicable to Sprint against the total SSUSA investment in property and equipment.

         All other direct costs of the towers have been reflected in these financial statements and include no allocations other than property taxes.

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